UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

mCig, Inc.

(Exact name of registrant as specified in charter)

Nevada	333-175941	27-4439285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bellevue Way NE, Suite 400, Bellevue, WA	98004
(Address of principal executive offices)	(Zip Code)

425-462-4219

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory note

We are filing this Amendment #1 on Form 8-K, originally filed with the Securities and Exchange Commission on May 29, 2014 (the “Original Form 8-K”) to amend the text of Item 8.01.

Item 8.01 Other Events.

On May 29, 2014, the Company filed a Form 8-K in error stating that its executive office had moved to 5806 119th Ave. SE, Bellevue, Washington 98006.

The Company is in the process of moving its corporate headquarters from 800 Bellevue Way NE, Suite 400, Bellevue, Washington 98004 to the East Coast that will be more accommodative of the recent operational growth that has been achieved.

While this location is being determined, our principal executive office remains located at 800 Bellevue Way NE, Suite 400, Bellevue, Washington 98004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mCig, Inc.

Date: May 30, 2014	By:	/s/ Paul Rosenberg
Paul Rosenberg
Chief Executive Officer